UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PHOTOMEDEX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(estimated solely for the purpose of calculating the filing fee)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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147 Keystone Drive

Montgomeryville, Pennsylvania 18936

(215) 619-3600

January 13, 2010

Dear PhotoMedex, Inc. Stockholders:

On behalf of the PhotoMedex, Inc. Board of Directors, I am pleased to invite you to attend a Special Meeting of Stockholders of PhotoMedex, Inc., on February 3, 2010, at 10:30 a.m., local time, at the offices of Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103. The purpose of the Special Meeting is to consider and vote upon proposals to: (i) amend our Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of our common stock to 35,000,000 shares; (ii) amend our Restated Certificate of Incorporation, as amended to date, to effect a reverse stock split of the shares of our common stock at an exchange ratio of not less than 1-for-6 and not more than 1-for-10 and to authorize our Board of Directors, in its discretion, to implement the reverse stock split at any time prior to our 2010 annual meeting of stockholders; (iii) adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies; and (iv) transact such other business as may come before the Special Meeting.

The Notice of Special Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the Special Meeting and provide details on the matters on which you are being asked to vote.

Regardless of the number of shares that you own, your vote is important. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Accordingly, we urge you to vote by completing, signing, dating and promptly returning the enclosed proxy card. Alternatively, you may vote through the Internet or by telephone as directed on the enclosed proxy card. If you receive more than one proxy card because you own shares that are registered differently, please vote all of the shares shown on all of your proxy cards.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting. If you have any questions or need assistance voting your shares, please call Davis Woodward, Corporate Counsel, at (215) 619-3600.

We look forward to seeing you at the Special Meeting.

Sincerely,

Dennis M. McGrath
President and Chief Executive Officer

PHOTOMEDEX, INC.

a Delaware corporation

EXECUTIVE OFFICES

147 Keystone Drive

Montgomeryville, Pennsylvania 18936

(215) 619-3600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 3, 2010

TO THE STOCKHOLDERS OF PHOTOMEDEX, INC.:

A Special Meeting of Stockholders (the “Meeting”) of PhotoMedex, Inc., a Delaware corporation (“we,” “us” or “our”), will be held at the offices of Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, on February 3, 2010, at 10:30 a.m., local time, to consider and vote on the following proposals:

(1) To consider and vote upon an amendment to our Restated Certificate of Incorporation, as amended to date (our “Certificate of Incorporation”), to increase the number of authorized shares of our common stock to 35,000,000 shares.

(2) To consider and vote upon an amendment to our Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at an exchange ratio of not less than 1-for-6 and not more than 1-for-10 and to authorize our Board of Directors, in its discretion, to implement such reverse stock split at an exchange ratio within this range and to do so at any time prior to our 2010 annual meeting of stockholders by filing an amendment to our Certificate of Incorporation.

(3) To consider and vote upon a proposal to adjourn the Meeting, if necessary or appropriate to permit further solicitation of proxies if there are insufficient votes at the time of the Meeting to approve the foregoing Proposals.

(4) To transact such other business as may come before the Meeting and any adjournments thereto.

Our Board of Directors has fixed the close of business on December 15, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting. Each share of our common stock is entitled to one vote on all matters presented at the Meeting. Your vote is important. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting. Most stockholders have three options for submitting their vote: (i) via the Internet, (ii) by phone, or (iii) by mail. For further details, see “Revocability of Proxies, Voting and Solicitation” on page 1 of the accompanying Proxy Statement. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves us significant postage and processing costs. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

PHOTOMEDEX, INC.

Date: January 13, 2010	By:
Montgomeryville, Pennsylvania		Dennis M. McGrath
President and Chief Executive Officer

PHOTOMEDEX, INC.

147 Keystone Drive

Montgomeryville, Pennsylvania 18936

PROXY STATEMENT

This Proxy Statement is being furnished to our stockholders in connection with the Special Meeting of Stockholders of PhotoMedex, Inc., a Delaware corporation, (the “Company”, “PhotoMedex”, “we”, “us” or “our”), to be held on February 3, 2010, and any adjournment thereof (the “Meeting”). The Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, on February 3, 2010, at 10:30 a.m., local time. This Proxy Statement and the enclosed proxy card will be mailed to stockholders on or about January 13, 2010.

Execution and return of the enclosed proxy card is being solicited by and on behalf of the Board of Directors of the Company (“Board of Directors”). The costs incidental to the soliciting and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be paid by us. Proxies may be solicited, without extra compensation, by our officers and employees, both in person and by mail, telephone, telefax and other methods of communication.

INFORMATION CONCERNING THE MEETING

The following information is provided to stockholders to explain the use of this Proxy Statement for the Meeting:

Record Date

Only stockholders of record at the close of business on December 15, 2009 (the “Record Date”) are entitled to vote at the Meeting. Our common stock is our only class of voting securities. As of the Record Date, we had issued and outstanding 13,428,940 shares of common stock of record entitled to vote.

The list of all stockholders of record on the Record Date will be available at the Meeting and at our executive offices at 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, (215) 619-3600, for the 10 days preceding the Meeting.

Revocability of Proxies, Voting and Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the enclosed proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by us. Proxies are being solicited by our directors, officers or employees, who will not receive any additional compensation for such services. Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted FOR each of the proposals described herein. No business other than that set forth in the accompanying Notice of Special Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of our Board of Directors.

Each share of common stock is entitled to one vote for each share held as of the Record Date. Our Restated Certificate of Incorporation, as amended to date (our “Certificate of Incorporation”), and our Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most stockholders have three options for submitting their votes: (i) via the Internet at the website address set forth on the attached ballot, (ii) by telephone at the phone number set forth on the attached ballot or (iii) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves us significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting and are a registered holder, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded by the vote that you cast at the Meeting. The Meeting’s polls will close shortly after 10:30 a.m., local time, and no further votes will be accepted after that time. If you have any questions about submitting your vote, please call Davis Woodward, Corporate Counsel, at (215) 619-3600.

You may revoke your proxy at any time prior to the close of the polls at the Meeting by: (i) submitting a later-dated vote, in person at the Meeting, via the Internet, by telephone or by mail, or (ii) delivering instructions to Davis Woodward, Corporate Counsel, prior to the Meeting via e-mail at dwoodward@photomedex.com, or by mail to Corporate Counsel, PhotoMedex, Inc. at 147 Keystone Drive, Montgomeryville, PA 18936. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

Quorum; Required Vote; Abstentions; Broker Non-Votes

A majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy at the Meeting in order for a quorum to be present. Pursuant to applicable Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular item) will be counted as shares that are present and entitled to vote for purposes of determining a quorum. The standard of stockholder approval for each of the proposals at the Meeting is as follows:

•

Approval of Proposal No. 1 (Increase in Authorized Shares) and Proposal No. 2 (Reverse Stock Split) requires the affirmative vote of a majority of the issued and outstanding shares of our common stock. With respect to these proposals, both abstentions and broker non-votes will have the same effect as votes against such proposals.

•

Approval of Proposal No. 3 (Adjournment) requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote. For these proposals, abstentions will be counted towards the tabulations of votes cast and will have the same effect as votes against such proposals; however, broker non-votes will not affect the results.

Unless you specify otherwise on the enclosed proxy card, all of your shares of common stock represented by valid proxies will be voted “FOR” each of the proposals and sub-proposals listed on the proxy card and described below, and will be voted in the discretion of the proxies in respect of such other business, if any, as may properly be brought before the Meeting. As of the date this Proxy Statement was printed, we know of no other business that will be presented for consideration at the Meeting other than the Proposals described in this Proxy Statement. If you give specific voting instructions by marking the boxes on the proxy card, your shares of common stock will be voted in accordance with those instructions.

Adjournments

Although it is not currently expected, the Meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than an announcement made at the Meeting, if the adjournment is not for more than 30 days. If a quorum exists, then holders of a majority of the votes of our common stock present in person or represented by proxy at the Meeting and entitled to vote may adjourn the Meeting. Alternatively, if no quorum exists, then holders of a majority of the votes of our common stock present at the Meeting in person or represented by proxy at the Meeting may adjourn the Meeting. Any signed proxies received by the Company will be voted in favor of an adjournment in these circumstances, although a proxy voted “AGAINST” the proposal for the adjournment of the Meeting will not be voted in favor of an adjournment for the purpose of soliciting additional proxies. Stockholders who have already sent in their proxies may revoke them prior to their use at the reconvened Meeting following such adjournment in the manner described above. Broker non-votes, if any, will not have any effect on the vote for the adjournment of the Meeting, and abstentions, if any, will have the same effect as a vote “AGAINST” the adjournment of the Meeting.

Deadline for Receipt of Stockholder Proposals

Whether or not the proposals described herein are approved at the Meeting, we will hold our 2010 annual meeting of stockholders in 2010. Any stockholder proposal presented for inclusion in our proxy statement for our 2010 annual meeting of stockholders must have been received by us no later than August 21, 2009 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. However, because we will change the date for our 2010 annual meeting of stockholders by more than 30 days from January 26, 2010, we will notify stockholders and allow a reasonable time for stockholder proposals to be included in the notice of annual meeting. A stockholder proposal will need to comply with the Securities and Exchange Commission (the “Commission”) regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Although our Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

You may write to Davis Woodward, Corporate Counsel, at our principal executive office, 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, to deliver the materials and notices discussed above regarding the requirements for making stockholder proposals.

Requests for Written Materials

Upon written request, we will provide without charge an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2008 to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on the Record Date. Copies of our quarterly and annual reports are available from our website at www.photomedex.com. Certain sections of our Annual Report of Form 10-K for the year ended December 31, 2008 are included in this Proxy Statement.

Requests should be addressed to the attention of PhotoMedex, Inc., Davis Woodward, Corporate Counsel, 147 Keystone Drive, Montgomeryville, Pennsylvania 18936, (215) 619-3600.

Proposals Related to Reverse Stock Split and Increase in Authorized Shares

We are seeking stockholder approval of Proposal No. 1 (Increase in Authorized Shares) and Proposal No. 2 (Reverse Stock Split). The approval of one or both of these proposals will impact the number of authorized but unissued shares of our common stock. If our stockholders approve Proposal No. 1 (Increase in Authorized Shares), the number of authorized shares of our common stock will increase to 35,000,000 shares regardless of whether our stockholders approve Proposal No. 2 (Reverse Stock Split). In the event that we receive stockholder approval of both Proposal No. 1 (Increase in Authorized Shares) and Proposal No. 2 (Reverse Stock Split), our Board of Directors intends to effect the increase in the number of authorized shares of our common stock and the reverse stock split through a single amendment to our Certificate of Incorporation. The result of the increase in the number of our authorized but unissued shares of common stock combined with a reverse stock split at an exchange ratio within the approved range of ratios will be to (i) reduce the number of our issued and outstanding shares of common stock by the exchange ratio selected by our Board of Directors within the range approved by our stockholders, and (ii) increase the number of authorized shares of our common stock to 35,000,000 shares on a post-reverse stock split basis. If our stockholders approve Proposal No. 1 (Increase in Authorized Shares) but do not approve Proposal No. 2 (Reverse Stock Split), we will file an amendment to our Certificate of Incorporation solely for the purpose of increasing the number of our authorized shares of common stock to 35,000,000 shares. If our stockholders approve Proposal No. 2 (Reverse Stock Split) but do not approve Proposal No. 1 (Increase in Authorized Shares), we will file an amendment to our Certificate of Incorporation solely for the purpose effecting the reverse stock split at an exchange ratio within the approved range of ratios, which will also have the effect of decreasing the number of authorized but unissued shares of our common stock as a result of the reverse stock split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED

STOCKHOLDER MATTERS

The following table reflects, as of December 30, 2009, the beneficial common stock ownership of: (a) each of our directors, (b) each of our executive officers, (c) each person known by us to be a beneficial holder of five percent or more of our common stock, and (d) all of our executive officers and directors as a group. Options to be granted under our Non-Employee Director Stock Option Plan to non-employee directors on January 1, 2010 are not included in the table below. Unless otherwise provided in the accompanying footnotes, the information used in the table below was obtained from the referenced beneficial owner.

Name and Address Of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)

Richard J. DePiano(2)	47,400	*
Dennis M. McGrath(3)	131,183	*
Michael R. Stewart(4)	79,240	*
Christina L. Allgeier(5)	5,288	*
Alan R. Novak(6)	44,800	*
David W. Anderson(7)	27,500	*
Stephen P. Connelly(8)	15,893	*
Leonard L. Mazur(9)	5,000	*
Perseus Partners VII, LP(10)	6,549,666	32.78
Goldman Capital Management, Inc. (11)	1,429,730	10.65
Corsair Capital Management, LLC(12)	1,538,462	11.46
AmTrust International Insurance Ltd.(13)	1,098,803	8.19
Paul J. Denby(14)	1,025,000	7.63
James W. Sight(15)	914,610	6.81
LB I Group, Inc.(16)	880,161	6.55
Jeffrey F. O’Donnell(17)	187,557	*
All directors and officers as a group (eight persons) (18)	378,090	2.82

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the Commission. Shares of common stock subject to delivery, or subject to options or warrants currently exercisable or exercisable, within 60 days of December 30, 2009, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Unless otherwise indicated, the listed officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 13,428,940 shares of common stock outstanding as of December 30, 2009.

(2)	Includes 4,543 shares of common stock and options to purchase up to 42,857 shares of common stock. Mr. DePiano’s address is 351 East Conestoga Road, Wayne, Pennsylvania 19087.
(3)	Includes 1,571 shares of common stock, 77,857 additional shares of common stock subject to restriction agreements with us and vested options to purchase 51,754 shares of common stock granted by us prior to December 30, 2009. Does not include options to purchase up to 80,774 shares of common stock granted by us prior to December 30, 2009, which may vest more than 60 days after December 30, 2009.
(4)	Includes 206 shares of common stock, 43,000 additional shares of common stock subject to restriction agreements with us and vested options to purchase 36,034 shares of common stock granted by us prior to December 30, 2009. Does not include options to purchase up to 48,409 shares of common stock granted by us prior to December 30, 2009 which may vest more than 60 days after December 30, 2009.
(5)	Includes options to purchase up to 5,288 shares of common stock. Does not include options to purchase up to 8,288 shares of common stock, which may vest more than 60 days after December 30, 2009.
(6)	Includes 4,086 shares of common stock and options to purchase up to 40,714 shares of common stock. Mr. Novak’s address is 3050 K Street, NW, Suite 105, Washington, D.C. 20007.
(7)	Includes options to purchase up to 27,500 shares of common stock.
(8)	Includes 2,143 shares of common stock and options to purchase up to 13,750 shares of common stock.
(9)	Includes options to purchase up to 5,000 shares of common stock.
(10)	Includes $18,720,000 in promissory notes convertible into 5,080,412 shares of common stock at $3.68474 per share, warrants exercisable into 1,465,503 shares of common stock at $3.68474 per share and options to purchase up to 3,750 shares of common stock. Parties related to Perseus Partners VII, L.P. include Perseus Partners VII GP, L.L.C., Perseus Partners VII GP, L.P., Perseus L.L.C., and Perseuspur, L.L.C. The address of Perseus Partners VII, L.P. is c/o Perseus, L.L.C., 2099 Pennsylvania Avenue, NW, Ninth Floor, Washington, D.C. 20006.
(11)	Includes 1,429,730 shares of common stock which Goldman Capital Management Inc. owns directly and indirectly through related entities, including without limitation the Goldman Capital Management Money Purchase Plan dated 12/23/87. The foregoing information has been derived in part from a Schedule 13F-HR filed by Goldman Capital Management on October 28, 2009 and from information obtained from the investor on December 22, 2009. The address of Goldman Capital Management is 320 Park Avenue, New York, New York 10022.
(12)	Corsair Capital Management LLC is deemed to own 1,538,462 shares of common stock held through the following affiliates: Corsair Capital Partners LP owns 1,269,231 shares of common stock; Corsair Capital Investors, Ltd. owns 160,000 shares of common stock, and Corsair Capital Partners 100, L.P. owns 109,231 shares of common stock. The address of Corsair Capital Management LLC is 350 Madison Avenue, Ninth Floor, New York, NY 10017.
(13)	AmTrust International Insurance Ltd. owns 1,098,803 shares of common stock. The address of AmTrust International Insurance Ltd. is 10451 Mill Run Circle, Suite 400, Owings Mills, MD 21117.
(14)	Paul J. Denby is deemed to own 1,025,000 shares of common stock. The Paul J. Denby Revocable Trust holds 795,000 shares of common stock; Morgan Stanley & Co. holds 230,000 shares of common stock as custodian for the Paul J. Denby IRA, of which Mr. Denby is the beneficiary. Mr. Denby’s address is 179 Milford Circle, Mooresville, NC 28117.
(15)	James W. Sight owns 914,610 shares of common stock. Mr. Sight’s address is 2100 Brookwood, Mission, KS 66208.
(16)	LB I Group Inc. is a wholly-owned subsidiary of Lehman Brothers Inc, which is a wholly-owned subsidiary of Lehman Brothers Holdings Inc. LB I Group Inc. owns 880,161 shares of common stock and warrants which became exercisable on May 15, 2007 to purchase up to 894,231 shares of common stock but which cannot be exercised if LBI owns more than 4.999% of our stock. The foregoing information has been derived from a Schedule 13G/A filed on behalf of LB I Group, Inc. on February 13, 2008. The address of LB I Group is 745 Seventh Avenue, New York, New York 10019.
(17)	Includes 91,000 shares of common stock and options to purchase up to 96,557 shares of common stock. Mr. O’Donnell was a director, the President and Chief Executive Officer of the Company until July 2, 2009. Mr. O’Donnell’s address is c/o PhotoMedex, Inc., 147 Keystone Drive, Montgomeryville, PA 18936.
(18)	Includes 16,835 unrestricted shares of common stock and 120,857 restricted shares of common stock and vested options to purchase 235,110 shares of common stock granted prior to December 30, 2009. Does not include options to purchase up to 129,183 shares of common stock granted by us prior to December 30, 2009, which may vest more than 60 days after December 30, 2009.

PROPOSAL NO. 1 – INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

Overview

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of our common stock to 35,000,000 shares. Our Board of Directors has adopted a resolution authorizing this amendment subject to stockholder approval. Our Board of Directors believes that the proposed amendment will provide a sufficient number of authorized shares to satisfy our current share issuance requirements and to provide certain long-term advantages to us and to our stockholders. Our Board of Directors recommends approval by the stockholders.

As of December 30, 2009, we had (a) 13,428,940 shares of common stock issued and outstanding, (b) 1,943,760 shares of common stock reserved for issuance underlying currently issued and outstanding warrants, (c) 955,794 shares of common stock reserved for issuance and underlying currently issued and outstanding stock options, (d) 447,336 shares of common stock otherwise reserved for issuance under certain of our existing equity compensation plans, and (e) 5,080,412 shares of common stock reserved for issuance under certain of our outstanding convertible promissory notes. As a result, we have a deficit of 427,385 shares of common stock that are available for future issuance, because the sum of all reserved and outstanding shares is greater than the number of authorized shares.

Purpose and Background of the Increase in Authorized Shares

We are proposing to increase the total number of our authorized shares of common stock to 35,000,000 shares so that we will have a sufficient number of authorized but unissued shares of common stock for various corporate purposes, including sales of our capital stock to raise capital, the purchase of property or acquisition of product lines or licenses, combinations with other companies, increasing the number of shares of our common stock reserved for issuance under certain of our existing equity compensation plans, the declaration of stock splits or distributions and other general corporate transactions. In addition, we consider merger and acquisition opportunities from time to time in the ordinary course of our business and may use shares of our common stock to satisfy any portion of the consideration for such transactions. Our Board of Directors has determined that the number of our authorized but unissued shares of common stock presently available for issuance is insufficient to meet our current and anticipated share issuance requirements.

Additional stockholder action will not be required for our Board of Directors to issue these additional shares for any proper corporate purpose approved by our Board of Directors, except as may be required by law, regulation or the rules of any stock exchange or quotation system on which the common stock is then listed or quoted (currently The Nasdaq Global Market). Additional stockholder approval requirements may apply in the case of certain transactions, such as business combination transactions or the adoption of employee benefit plans. If any such additional shares are to be issued in connection with potential business transactions that independently require stockholder approval, such approval will be sought at the appropriate time.

Other than as specified in this Proxy Statement, as permitted or required under our employee benefit plans and under outstanding options, warrants and convertible notes and in connection with the potential equity offering described in the Registration Statement on Form S-1 we filed with the Commission on December 31, 2009 (the “Potential Offering”), we have no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. We reserve the right to seek a further increase in authorized shares from time to time in the future as we consider appropriate.

Effect on Outstanding Common Stock

The additional shares of common stock authorized by the amendment to our Certificate of Incorporation as described in this Proposal No. 1 would have the same rights and privileges as the shares of common stock currently authorized and issued. The adoption of this Proposal No. 1 would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders; however, if our Board of Directors elects to issue additional shares of common stock pursuant to adoption of this Proposal No. 1, such issuance could have the effect of diluting equity or earnings per share, book value or the voting rights of the present holders of shares of our common stock. Current stockholders do not have preemptive rights under our Certificate of Incorporation and will not have such rights with respect to the additional authorized shares of common stock.

Potential Anti-Takeover Effect

        The proposed amendment to increase the number of authorized shares of our common stock as described in this Proposal No. 1 could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile takeover attempt, it may be possible for us to issue additional shares of common stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of us. The amendment to our Certificate of Incorporation therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. It also may have the effect of perpetuating our current management, including the current Board of Directors, and placing it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Certain provisions of our organizational documents, including provisions eliminating the ability of our stockholders to take action by written consent, may have the effect of delaying or preventing changes in control or management, which could have an adverse effect on the market price of our common stock. In addition, our organizational documents do not permit cumulative voting, which may make it more difficult for a third party to gain control of our Board of Directors.

Consequences if this Proposal No. 1 is Not Approved

If we implement the reverse stock split following stockholder approval of Proposal No. 2 (Reverse Stock Split) but our stockholders do not approve this Proposal No. 1, we would also reduce the number of authorized but unissued shares of our common stock as designated by our Certificate of Incorporation in accordance with the exchange ratio for the reverse stock split selected by our Board of Directors within the range of ratios approved by our stockholders. The number of issued and outstanding shares of common stock and the number of shares remaining for issuance under our authorized pool of our common stock would decrease proportionately.

If this Proposal No. 1 is not approved by our stockholders, we will be unable to (a) complete the Potential Offering, (b) increase the number of shares of our common stock reserved for issuance under our equity compensation plans, or (c) issue any shares of our common stock generally, in each case regardless of whether our stockholders approve Proposal No. 2 (Reverse Stock Split).

Consequences if this Proposal No. 1 is Approved

If this Proposal No. 1 is approved, we will be able to (a) complete the Potential Offering, (b) increase the number of shares of our common stock reserved for issuance under our equity compensation plans if approved by our stockholders in the future, and (c) generally issue shares of our common stock, in each case regardless of whether our stockholders approve Proposal No. 2 (Reverse Stock Split).

In the event that we receive stockholder approval of both this Proposal No. 1 and Proposal No. 2 (Reverse Stock Split), our Board of Directors intends to effect the increase in the number of authorized shares of our common stock and the reverse stock split through a single amendment to our Certificate of Incorporation. The form of amendment to our Certificate of Incorporation effecting the increase in the number of authorized shares of our common stock is attached to this Proxy Statement as Annex A. The result of the increase in the number of authorized shares of our common stock combined with a reverse stock split at an exchange ratio within the approved range of ratios will be to (i) reduce the number of our issued and outstanding shares of common stock by the exchange ratio selected by our Board of Directors within the range of exchange ratios approved by our stockholders, and (ii) increase the number of authorized shares of our common stock to 35,000,000 shares on a post-reverse stock split basis.

If our stockholders approve this Proposal No. 1 but do not approve Proposal No. 2 (Reverse Stock Split), we will file an amendment to our Certificate of Incorporation solely for the purpose of increasing the number of authorized shares of our common stock to 35,000,000 shares.

Accounting Consequences

We do not anticipate that any significant accounting consequences would arise as a result of stockholder approval of this Proposal No. 1.

No Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Certificate of Incorporation or our Bylaws to any stockholder who dissents from this Proposal No. 1.

Annex Relating to this Proposal No. 1

The form of amendment to our Certificate of Incorporation is attached to this Proxy Statement as Annex A.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal No. 1.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” the increase of authorized shares of our common stock to 35,000,000 shares by filing an amendment to our Certificate of Incorporation.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF OUR COMMON STOCK AT AN EXCHANGE RATIO OF NOT LESS THAN 1-FOR-6 AND NOT MORE THAN 1-FOR-10 AND TO AUTHORIZE OUR BOARD OF DIRECTORS TO IMPLEMENT THE REVERSE STOCK SPLIT AT ANY TIME PRIOR TO OUR 2010 ANNUAL MEETING OF STOCKHOLDERS BY FILING AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Overview

Our Board of Directors has unanimously adopted a resolution approving, subject to approval by our stockholders, a proposed amendment to our Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at an exchange ratio of not less than 1-for-6 and not more than 1-for-10, to be selected at the discretion of our Board of Directors. Stockholder approval of this Proposal No. 2 will authorize our Board of Directors, in its discretion, to effect the reverse stock split, at a specific exchange ratio within the approved range as they deem appropriate, at any time prior to our 2010 annual meeting of stockholders. Our Board of Directors believes that approval of this Proposal No. 2 to effect a reverse stock split and to determine the exchange ratio as opposed to approval of an immediate reverse stock split at a specific ratio, and to effect such reverse stock split at any time prior to our 2010 annual meeting of stockholders, will provide our Board of Directors with maximum flexibility to react to current market conditions and therefore to achieve the purposes of the reverse stock split, if implemented, and to act in the best interests of our stockholders.

To effect the reverse stock split, we would file an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of amendment to our Certificate of Incorporation to effect the proposed reverse stock split is attached to this proxy statement as Annex A. If our Board of Directors elects to implement a reverse stock split approved by our stockholders, then the number of shares of our common stock will be reduced in accordance with the selected exchange ratio for the reverse stock split. Any fractional share resulting from the selected exchange ratio for the reverse stock split will be rounded up to the nearest whole share. The par value of our common stock would remain unchanged at $0.01 per share. The reverse stock split would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Our Board of Directors may elect not to implement a reverse stock split, in its discretion, even if the proposal to grant our Board of Directors the discretion to effect a reverse stock split is approved by our stockholders.

Our stockholders’ approval of this Proposal No. 2 will provide our Board of Directors with maximum flexibility by allowing our Board of Directors to effect the reverse stock split at a specific exchange ratio within the approved range at any time prior to our 2010 annual meeting of stockholders.

On January 26, 2009, we effected a reverse stock split of our authorized and our issued and outstanding common stock at an exchange ratio of 1-for-7 after receiving stockholder approval for such reverse stock split.

Purposes of the Proposed Reverse Stock Split

Our Board of Directors believes that we should provide for the right to implement a reverse stock split for the following reasons:

•	to enhance the acceptability and marketability of our common stock, including in connection with the Potential Offering; and

•

to enable us to use the reverse stock split as may be required to maintain, and our Board of Directors believes it is in our and our stockholders’ best interests to maintain, the listing of our common stock on the Nasdaq Global Market.

Our Board of Directors believes that the reverse stock split will enhance the acceptability and marketability of our common stock to the financial community and the investing public and may mitigate any reluctance on the part of certain brokers and investors to trade in our common stock. Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. These policies reduce the number of potential investors in our common stock at its current market price. In addition, analysts at many leading brokerage firms are reluctant to recommend stocks to their clients, or monitor the activity of stocks, that trade at a price per share below certain levels. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor may also limit the willingness of institutions to purchase our stock. Our Board of Directors also believes that, after effecting the reverse stock split, the enhanced acceptability and marketability of our common stock will facilitate our ability to complete the Potential Offering.

Our common stock is currently listed on the Nasdaq Global Market. A continued listing on the Nasdaq Global Market requires us to meet certain qualitative standards, including maintaining a certain number of independent Board of Directors members and independent Audit Committee members, and certain quantitative standards, including that the closing price of our common stock not be less than $1.00 per share for 30 consecutive trading days. Since August 3, 2009, our stock has closed below $1.00 per share. On September 15, 2009, we received written notification (the “Notice”) from the staff of The Nasdaq Stock Market (the “Staff”) that the bid price for our common stock for 30 consecutive trading days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Rule”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we were provided with an initial period of 180 calendar days, or until March 14, 2010, to regain compliance with the Rule.

The Notice provides that the Staff will provide written notification that we have achieved compliance with the Rule if, at any time before March 14, 2010, the bid price of our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, although the Notice also states that the Staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, under certain circumstances. The Notice further provides if we do not regain compliance with the Rule by March 14, 2010, the Staff will provide notice to us that our securities will be delisted from the Nasdaq Global Market. At that time, we may appeal the Staff’s determination to delist our securities to a Listing Qualifications Panel.

Our Board of Directors believes that listing on the Nasdaq Global Market is the preferred listing market for our common stock. As of the date of the filing of this Proxy Statement, we met all qualitative and all quantitative standards for initial and continuing listing of our common stock on the Nasdaq Global Market, other than the minimum bid requirement. Thus, if the reverse stock split is approved by our stockholders and implemented by our Board of Directors, we expect to satisfy the $1.00 per share minimum bid price requirement for continued listing under the Rule. Our Board of Directors believes that the implementation of the reverse stock split is in the best interests of the Company and our stockholders.

Factors Influencing the Board of Directors’ Discretion in Implementing the Reverse Stock Split

Our Board of Directors intends to implement a reverse stock split if it believes that such an action is in the best interests of the Company and our stockholders. Such determination, as well as the determination of the specific ratio to be utilized, will be based on factors such as existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Our Board of Directors will also consider factors such as the historical and projected performance of our common stock, our projected performance, prevailing market and industry conditions and general economic trends, and will place emphasis on the expected closing price of our common stock over the short and longer period following the effectiveness of the reverse stock split.

No further action on the part of our stockholders would be required to either effect or abandon the reverse stock split. Notwithstanding approval of the reverse stock split proposal by the stockholders, our Board of Directors may, in its discretion, determine to delay the effectiveness of the reverse stock split up until our 2010 annual meeting of stockholders or choose not to implement the reverse stock split at all.

Potential Effects of the Proposed Reverse Stock Split

The immediate effect of a reverse stock split would be to reduce the number of shares of our common stock and to increase the trading price of our common stock. However, we cannot predict the specific effect of any reverse stock split upon the market price of our common stock. Based on the data we have reviewed leading up to this Proposal No. 2, it appears that in some cases a reverse stock split improves stock performance while in other cases it does not, and in some cases a reverse stock split improves overall market capitalization while in other cases it does not. There is no assurance that the trading price of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, there is no assurance that a reverse stock split will lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of factors, such as our operating results and other factors related to our business and general market conditions.

As a summary and for illustrative purposes only, the following table reflects the approximate number of shares of our common stock that would be outstanding as a result of the potential reverse stock split ratios within the range of this Proposal No. 2 based on 13,428,940 shares of our common stock outstanding as of the Record Date, without accounting for fractional shares, which will be rounded up to the nearest whole share:

Proposed Reverse Stock Split	Percentage Reduction	Shares to Be Outstanding
1-for-6	83%	2,238,156
1-for-7	86%	1,918,420
1-for-8	88%	1,678,617
1-for-9	89%	1,492,104
1-for-10	90%	1,342,894

The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the Nasdaq Global Market, especially in the case of larger block trades.

Effects on Ownership by Individual Stockholders

Our stockholders should recognize that if a reverse stock split is effected, they will own a smaller number of shares than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by the selected block factor (i.e. six, seven, eight, nine or ten) and after giving effect to the rounding up of fractional shares to the nearest whole share, as described below). The reverse stock split would not affect any stockholder’s percentage ownership interests in the Company or such stockholder’s proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Effect on Convertible Notes, Options, Warrants and Other Securities

In addition to decreasing the number of shares of our outstanding common stock, we would adjust all of our outstanding convertible notes, options, warrants and other securities as a result of the reverse stock split, as required by the terms of these securities. In particular, we would increase the conversion price for each convertible note in accordance with its terms and based on the exchange ratio of the reverse stock split chosen by our Board of Directors within the range approved by our stockholders. We would also increase the exercise price of options, warrants and other securities in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split and reduce the number of shares issuable upon exercise. Also, we would reduce the number of shares of our common stock reserved for issuance under our existing equity compensation, investment and stock option plans proportionately based on the exchange ratio of the reverse stock split. A reverse stock split would not affect any of the other rights currently accruing to holders of our common stock, convertible notes, options, warrants or other securities convertible into our common stock.

Other Effects on Outstanding Shares

If our Board of Directors implements a reverse stock split, then the rights of the outstanding shares of our common stock would remain the same after the reverse stock split. Each share of our common stock issued pursuant to the reverse stock split would be fully paid and non-assessable.

While we expect that a reverse stock split would result in an increase in the market price of our common stock, the reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split will likely increase the number of our stockholders who own “odd-lots,” or less than 100 shares of our common stock. Stockholders who hold “odd-lots” will typically experience an increase in the cost of selling their shares, as well as potentially greater difficulty in effecting such sales. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lot,” or even multiples of 100 shares.

Our common stock is currently registered under Section 12(g) of the Exchange Act. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of our common stock under the Exchange Act.

Effect on Authorized Shares of Common Stock

If we implement the reverse stock split after stockholder approval of this Proposal No. 2, we would also reduce the number of authorized shares of our common stock as designated by our Certificate of Incorporation by the block factor in the selected exchange ratio (six, seven, eight, nine or ten). The number of issued and outstanding shares of common stock and the number of shares remaining available for issuance under our authorized pool of common stock would decrease proportionately. However, our Board of Directors has also approved Proposal No. 1 (Increase in Authorized Shares) to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock to 35,000,000 shares, subject to stockholder approval. If our stockholders approve Proposal No. 1 (Increase in Authorized Shares), the number of authorized shares of our common stock will increase to 35,000,000 shares regardless of whether our stockholders approve this Proposal No. 2, and such number of authorized shares will not be decreased as a result of the reverse stock split.

Procedure for Effecting the Proposed Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposed amendment to our Certificate of Incorporation to effect a reverse stock split as described in this Proposal No. 2, our Board of Directors may elect whether or not to declare a reverse stock split and the effective exchange ratio of such reverse stock split (within the range approved by our stockholders) at any time before our 2010 annual meeting of stockholders. The reverse stock split would be implemented by filing the appropriate amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, and the reverse stock split would become effective on the date the filing is accepted by the Secretary of State of the State of Delaware.

As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the proposed reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the reverse stock split. However, holders of unexchanged stock certificates would not be entitled to receive any dividends or other distributions payable by us after the effective date of the reverse stock split until they surrender their old stock certificates for exchange. All shares underlying convertible notes, options, warrants and other securities would also be automatically adjusted on the effective date of the reverse stock split.

Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date of a reverse stock split, stockholders and holders of securities convertible into our common stock would be notified of the effectiveness of the reverse stock split. Stockholders of record would receive a letter of transmittal requesting them to surrender their old stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until such surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the selected exchange ratio of the reverse stock split, rounded up to the nearest whole share. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

Fractional Shares

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share.

No Dissenters’ Rights

No dissenters’ rights are available under the General Corporation Law of the State of Delaware or under our Certificate of Incorporation or our Bylaws to any stockholder who dissents from this Proposal No. 2.

Accounting Consequences

The par value of our common stock would remain unchanged at $0.01 per share after the proposed reverse stock split. Our capital account would also remain unchanged, and we do not anticipate that any significant accounting consequences would arise as a result of stockholder approval of the reverse stock split.

Federal Income Tax Consequences

The following is a summary of potential material federal income tax consequences of the proposed reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. We have based this discussion on the provisions of the United States federal income tax law as of the date of this Proxy Statement, which are subject to change retroactively as well as prospectively. This summary also assumes that stockholders hold the shares of our common stock as a capital asset, as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

No rulings from the Internal Revenue Service or opinions of counsel have been or will be requested with respect to any of the matters discussed herein and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. The discussion below is based upon the provisions of the Code, the Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings currently in effect, all of which are subject to change, possibly on a retroactive basis. The summary does not address the tax consequences of any transaction other than the reverse stock split.

EACH STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE SPLIT. EACH STOCKHOLDER SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH STOCKHOLDER AS A RESULT OF THE REVERSE SPLIT.

The proposed reverse stock split is intended to constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code. Assuming the reverse stock split qualifies as a reorganization, the following tax consequences generally will result:

•	no gain or loss will be recognized by PhotoMedex as a result of the reverse stock split; and

•

a holder of the pre-reverse stock split shares of our common stock who receives only post-reverse stock split shares, in exchange for his, her or its shares, generally will not recognize gain or loss on the reverse stock split, the aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

Information Reporting

Stockholders who receive shares of our common stock in connection with the reverse stock split will be required to attach a statement to their tax returns for the year in which the conversion occurs that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder’s tax basis in the holder’s shares of common stock surrendered in connection with the reverse stock split.

Consequences if this Proposal No. 2 is Not Approved

If this Proposal No. 2 is not approved, and if there is no significant increase in the bid price of our common stock to above $1.00 per share, then we may be unable to maintain the continued listing of our common stock on the Nasdaq Global Market regardless of whether our stockholders approve Proposal No. 1 (Increase in Authorized Shares). In the event we are delisted from the Nasdaq Global Market, there can be no assurance that we will meet the listing standards of any other stock exchange. The terms of certain agreements between us and certain of our investors require that we maintain listing on a stock exchange. We will be in breach of these obligations if we are delisted from the Nasdaq Global Market and we are unable to meet the listing requirements of any other stock exchange.

In addition, if this Proposal No. 2 is not approved, we may be unable to complete the Potential Offering on favorable terms to us or at all regardless of whether our stockholders approve Proposal No. 1 (Increase in Authorized Shares).

Consequences if this Proposal No. 2 is Approved

If this Proposal No. 2 is approved, our Board of Directors intends to promptly complete the reverse stock split at an exchange ratio within the approved range prior to our 2010 annual meeting of stockholders, if our Board of Directors determines that it is in the best interests of our stockholders to do so. In the event that we effect the Proposed Offering, our Board of Directors intends to effect the reverse stock split shortly before the effectiveness of the registration statement relating to the Potential Offering.

In the event that we receive stockholder approval of both this Proposal No. 2 and Proposal No. 1 (Increase in Authorized Shares), our Board of Directors intends to effect the reverse stock split and the increase in the number of authorized shares of our common stock through a single amendment to our Certificate of Incorporation. The form of amendment to our Certificate of Incorporation effect the reverse stock split is attached to this Proxy Statement as Annex A. The result of the reverse stock split at an exchange ratio within the approved range of ratios combined with the increase in the number of authorized shares of our common stock will be to (i) reduce the number of our issued and outstanding shares of common stock by the exchange ratio selected by our Board of Directors within the range of exchange ratios approved by our stockholders, and (ii) increase the number of authorized shares of our common stock to 35,000,000 shares on a post-reverse stock split basis.

If our stockholders approve this Proposal No. 2 but do not approve Proposal No. 1 (Increase in Authorized Shares), we will file an amendment to our Certificate of Incorporation solely for the purpose of effecting the reverse stock at an exchange ratio within the approved range prior to our 2010 annual meeting of stockholders.

Vote Required for Approval of this Proposal No. 2

The affirmative vote of a majority of the issued and outstanding shares of our common stock is required to approve this Proposal No. 2.

Annex Relating to this Proposal No. 2

The form of an amendment to our Certificate of Incorporation is attached to this Proxy Statement as Annex A.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at an exchange ratio of not less than 1-for-6 and not more than 1-for-10 and to authorize our Board of Directors to implement the reverse stock split at any time prior to our 2010 annual meeting of stockholders by filing an amendment to our Certificate of Incorporation.

PROPOSAL NO. 3 – ADJOURN THE MEETING, IF NECESSARY OR APPROPRIATE TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING

We may ask our stockholders to vote on a proposal to adjourn the Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve Proposal No. 1 (Increase in Authorized Shares) and Proposal No. 2 (Reverse Stock Split). We currently do not intend to propose adjournment at our Meeting if there are a sufficient number of votes to approve these proposals.

Vote Required for Approval of this Proposal No. 3

If the proposal to adjourn the Meeting for the purpose of soliciting additional proxies is submitted to our stockholders for approval and a quorum exists, then such approval requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the Meeting. Alternatively, if no quorum exists, then the affirmative vote of a majority of the shares of our common stock present in person or represented proxy and entitled to vote at the Meeting may adjourn the Meeting.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies.

OTHER MATTERS

We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

By Order of the Board of Directors of
PHOTOMEDEX, INC.

	By:	/s/ Dennis M. McGrath
Montgomeryville, Pennsylvania		Dennis M. McGrath
Dated: January 13, 2010		President and Chief Executive Officer

Annex A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

PHOTOMEDEX, INC.

PhotoMedex, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), for the purpose of amending its Restated Certificate of Incorporation, as amended to date (the “Restated Certificate”), pursuant to Section 242 of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is PhotoMedex, Inc. The Restated Certificate was originally filed with the Secretary of State of the State of Delaware on August 8, 2000. The Restated Certificate was amended on January 26, 2009.

2. Article FOURTH of the Corporation’s Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is [            ]1 shares of Common Stock, par value $0.01 per share (the “Common Stock”).

3. The Corporation hereby certifies that the amendment set forth above has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Effective immediately upon the filing of this Certificate of Amendment with the Office of the Secretary of State of the State of Delaware, every [—]2 outstanding shares of Common Stock shall without further action by the Corporation or the holder thereof be combined into and automatically become one (1) share of Common Stock. No fractional shares shall be issued in connection with the foregoing stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the          day of                 , 2010

PHOTOMEDEX, INC.

By:
Name:	Dennis M. McGrath
Title:	President and Chief Executive Officer

[1]

Upon approval of Proposal No. 1 (Increase in Authorized Shares) and Proposal No. 2 (Reverse Stock Split), the number of authorized shares of our common stock shall be 35,000,000 shares on a post-reverse stock split basis. If Proposal No. 1 (Increase in Authorized Shares) is approved but Proposal No. 2 (Reverse Stock Split) is not approved, the number of authorized shares of our common stock shall be 35,000,000 shares. If Proposal No. 2 (Reverse Stock Split) is approved but Proposal No. 1 (Increase in Authorized Shares) is not approved, the number of authorized shares of our common stock shall be a number equal to 21,428,571 shares divided by the exchange ratio selected by our Board of Directors within the range approved by our stockholders.

[2]	Number of shares will be based on the exchange ratio selected by our Board of Directors within the range approved by our stockholders.

PROXY

PHOTOMEDEX, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

For a Special Meeting of Stockholders

to be held on February 3, 2010

The undersigned stockholder appoints Dennis M. McGrath and Michael R. Stewart or either of them, as proxy with full power of substitution, to vote the shares of voting securities of PhotoMedex, Inc. (“we,” “us” or “our”) which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Meeting”) to be held at the offices of Morgan, Lewis & Bockius LLP at 1701 Market Street, Philadelphia, Pennsylvania 19103, on February 3, 2010, at 10:30 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

1. To consider and vote upon an amendment to our Restated Certificate of Incorporation, as amended to date (our “Certificate of Incorporation”), to increase the number of authorized shares of our common stock to 35,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To consider and vote upon a proposal to amend our Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at an exchange ratio of not less than 1-for-6 and not more than 1-for-10 and to authorize our Board of Directors, in its discretion, to implement such reverse stock split at an exchange ratio within this range and to do so at any time prior to our 2010 annual meeting of stockholders by filing an amendment to our Certificate of Incorporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To consider and vote upon a proposal to adjourn the Meeting, if necessary or appropriate to permit further solicitation of proxies if there are insufficient votes at the time of the Meeting to approve the foregoing Proposals.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To transact such other business as may come before the Meeting and any adjournments thereto.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO STOCK TRANS, INC., 44 WEST LANCASTER AVENUE, ARDMORE, PENNSYLVANIA 19003, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

DATED:

Signature

Signature (if held jointly)

(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).

VOTE BY INTERNET:
LOGO	Log-on to www.votestock.com Enter your control number printed to the left Vote your proxy by checking the appropriate boxes Click on “Accept Vote”
YOUR PROXY CONTROL NUMBER

VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the left of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at 1-866-578-5350 on a touch-tone telephone
VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided.

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., prevailing time, on February 2, 2010.

Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.